                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) Securities
                              Exchange Act of 1934

Filed by the Registrant             |_|

Filed by a party other than the Registrant

         Check the appropriate box:

|_|      Preliminary Proxy Statement

|_|      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))

|_|      Definitive Proxy Statement

|_|      Definitive Additional Materials

 X       Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                  SECURED INVESTMENT RESOURCES FUND, L.P., III

                (Name of Registrant as Specified in Its Charter)

                              BOND PURCHASE, L.L.C.

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

 X      No fee required

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.



        (1)      Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4) Proposed maximum aggregate value of transaction:

         (5)      Total Fee paid:

|_|      Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing party:

         (4)      Date filed:

TO:               Fellow Limited Partners & Assignees of
                  Secured Investment Resources Fund, L.P. III

FROM:             Bond Purchase, L.L.C.

DATE:             July 31, 1998

        ------------------------------------------------------------------------


         Bond Purchase, L.L.C., a Missouri limited liability company ("Bond Purchase"), previously filed a letter to the limited partners and assignees of Secured Investment Resources Fund, L.P. III on March 26, 1998. Bond Purchase hereby withdraws all statements made in such letters and has decided not to take any additional action in connection with the claims made therein.